Exhibit 99.1Exhibit 99.1

Pioneer in binder jetting technology and a leader in sand 3D printing with a strong position in metal, metal composite, and ceramics 3D printing. 1. Based on internal management estimates; assumes installed base printers run at 20 hours per day and 250 days per year with average metal and sand part sizes of 0.1L and 5L, respectively.Pioneer in binder jetting technology and a leader in sand 3D printing with a strong position in metal, metal composite, and ceramics 3D printing. 1. Based on internal management estimates; assumes installed base printers run at 20 hours per day and 250 days per year with average metal and sand part sizes of 0.1L and 5L, respectively.

Combined patentsCombined patents

Meeting customers’ needs across speed, cost, resolution, and part size • ~3 seconds per layer• < 30 seconds per layer • 490 x 380 x 260 mm• 800 x 500 x 400 mm • 1200 native DPI• 400 native DPI 55 micron 12,000 cc/hr 50 micron 2,400 cc/hr … … 100 micron 4,800 cc/hr 200 micron 9,600 cc/hr • Lower part cost at mass production volumes• Customizable print parameters can be quickly tuned to new materials • > 4x throughput at equivalent sintered layer thickness• Larger build envelope offered

4 L / day 15 L / Day 21 L / Day 21 L / Day 57 L / Day 247 L / Day 3 L or 5 L 4 L – 16 L 25 L 1 L 160 L 48 L •• • • 1. Assumes constant layer thickness of 50 microns (sintered) and 15 min turnaround time between prints.4 L / day 15 L / Day 21 L / Day 21 L / Day 57 L / Day 247 L / Day 3 L or 5 L 4 L – 16 L 25 L 1 L 160 L 48 L •• • • 1. Assumes constant layer thickness of 50 microns (sintered) and 15 min turnaround time between prints.

Significant experience qualifying the • same set of materials across DM and ExOne separately • • • • Potential to leverage combined metal materials portfolio across all binder jetting platformsSignificant experience qualifying the • same set of materials across DM and ExOne separately • • • • Potential to leverage combined metal materials portfolio across all binder jetting platforms

1. Based on management estimates and data from Modern Casting’s 2021 Census of World Casting Production.1. Based on management estimates and data from Modern Casting’s 2021 Census of World Casting Production.

Turnkey digital manufacturing workflow for Sintering Build 3D Printing via Depowdering Simulation Preparation Binder Jetting & Sintering Build 3D Printing via Microwave Rigging / Riser Design, Preparation Binder Jetting & Automated Desanding Fluid Flow & Solidification Simulation Turnkey digital manufacturing workflow for Turnkey digital manufacturing workflow for Sintering Build 3D Printing via Depowdering Simulation Preparation Binder Jetting & Sintering Build 3D Printing via Microwave Rigging / Riser Design, Preparation Binder Jetting & Automated Desanding Fluid Flow & Solidification Simulation Turnkey digital manufacturing workflow for

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Digitally connected supply chain for 4130 steel alloy parts to accelerate on-demand production of critical parts Qualify AF-9628, a high-strength steel developed by the Air Force for parts 20% stronger than conventional AM alloys at lower costs •• • Multi-year contract to design and produce high-temperature ceramic • heat exchanger with first-of-its-kind • material and architectureDigitally connected supply chain for 4130 steel alloy parts to accelerate on-demand production of critical parts Qualify AF-9628, a high-strength steel developed by the Air Force for parts 20% stronger than conventional AM alloys at lower costs •• • Multi-year contract to design and produce high-temperature ceramic • heat exchanger with first-of-its-kind • material and architecture

Third-party manufacturing • Enables low-cost architectures for turnkey solutions sold through distribution network • Provides inventory for shipping products to customers with low lead-times In-house manufacturing • World-class facilities in Germany with capacity and expertise to produce large frame systems • Well-suited to more complex and higher BOM cost, multi-component systemsThird-party manufacturing • Enables low-cost architectures for turnkey solutions sold through distribution network • Provides inventory for shipping products to customers with low lead-times In-house manufacturing • World-class facilities in Germany with capacity and expertise to produce large frame systems • Well-suited to more complex and higher BOM cost, multi-component systems